SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         September 22, 2003

United Therapeutics Corporation
_______________________________________
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292
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Item 5. Other Events.

     On September 22, 2003, United Therapeutics Corporation (the “Company”) issued a press release announcing that the French Regulatory Agency has recommended that Remodulin not be approved in France based on insufficient demonstration of clinical efficacy for the claimed indication. A copy of the press release is attached hereto and incorporated herein by this reference.

Item 7. Exhibits

     (c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated September 22, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated:	September 23, 2003	By:	/s/ Paul A. Mahon
		Name:	Paul A. Mahon
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 22, 2003